SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	December 6, 2024 (December 2, 2024)

SKY QUARRY INC.

(Exact name of registrant as specified in its charter)

Delaware	001-42296	84-1803091
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

707 W. 700 South, Suite 1 Woods Cross, UT 84087 (Address of principal executive offices) (zip code)

(424) 394-1090 (Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001	SKYQ	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

Section 1 – Registrant’s Business and Operations

Item 1.01   Entry into a Material Definitive Agreement.

On December 2, 2024, we issued a secured promissory note in the principal amount of $1,200,000 (“Note”) to KF Business Ventures, LP (“KFBV”) a copy of which is attached hereto as Exhibit 99.1.  The Note is convertible into shares of our common stock at a conversion price of $0.84 per share at any time after the issuance date of the Note.  In connection with the issuance of the Note, we also issued a warrant to KFBV for the purchase of up to 1,200,000 warrants at an exercise price of $0.84 per share for a period of five years, a copy of which is attached hereto as Exhibit 99.2.  The Note bears interest at a rate of 1.5% per month and matures on March 2, 2025.  As security for the Note, our wholly-owned subsidiary, 2020 Resources LLC, entered into a security agreement with KFBV on December 2, 2024, a copy of which is attached hereto as Exhibit 99.3.  On December 2, 2024, we also entered into an advisory agreement with KFBV (“Advisory Agreement”), a copy of which is attached hereto as Exhibit 99.4, pursuant to which KFBV will provide general business advisory services to us for a period of six months at a rate of $21,000 per month to be paid one-half in cash and one-half in the form of shares of our common stock.

The foregoing is only a summary of the Note, Warrant and Advisory Agreement, each of which is attached hereto as an exhibit to this Form 8-K.

Section 9 – Financial Statements and Exhibits.

Item 9.01Financial Statements and Exhibits.

(d)Exhibits

Exhibit No.
99.1	Secured Convertible Promissory Note issued to KF Business Ventures, LP dated December 2, 2024
99.2	Warrant issued to KF Business Ventures, LP dated December 2, 2024
99.3	Security Agreement between 2020 Resources LLC and KF Business Ventures, LP dated December 2, 2024
99.4	Advisory Agreement between the Company and KF Business Ventures, LP dated December 2, 2024

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sky Quarry Inc.

Dated: December 6, 2024	By: /s/David Sealock
Name:David Sealock
Title:Chief Executive Officer